PROSPECTUS	MAY 1, 2005

AMERICAN SKANDIA TRUST

One Corporate Drive, Shelton, Connecticut 06484

American Skandia Trust (the “Trust”) is an investment company made up of 43 separate portfolios (“Portfolios”). This Prospectus discusses the following Portfolio:

AST T. Rowe Price Large Cap Growth Portfolio
(formerly, AST AllianceBernstein Large Cap Growth Portfolio)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Trust received an order from the Securities and Exchange Commission permitting its Investment Managers, subject to approval by its Board of Trustees, to change sub-advisors of each Portfolio without shareholder approval. For more information, please see this Prospectus under “Management of the Trust.”

TABLE OF CONTENTS

Caption
3	RISK/RETURN SUMMARY
5	PAST PERFORMANCE
6	FEES AND EXPENSES OF THE PORTFOLIO:
6	INVESTMENT OBJECTIVES AND POLICIES:
T. Rowe Price Large Cap Growth Portfolio
PORTFOLIO TURNOVER:
7	NET ASSET VALUE:
7	PURCHASE AND REDEMPTION OF SHARES:
8	MANAGEMENT OF THE TRUST:
10	TAX MATTERS:
10	CERTAIN RISK FACTORS AND INVESTMENT METHODS:
F-1	FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

American Skandia Trust (the “Trust”) is comprised of 43 investment portfolios, one of which is described in this Prospectus: the T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”). Investments in the Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is not possible to provide an exact measure of the risk to which the Portfolio is subject, and the Portfolio’s risk will vary based on the securities that it holds at a given time. Nonetheless, based on the Portfolio’s investment style and the risks typically associated with that style, it is possible to assess in a general manner the risks to which the Portfolio will be subject. The following discussion highlights the investment strategies and risks of the Portfolio. Additional information about the Portfolio’s potential investments and its risks is included in this Prospectus under “Investment Objectives and Policies.”

Portfolio:	Investment Goal:	Primary Investments:
T. Rowe Price Large Cap Growth	Long-term capital growth	The Portfolio invests predominantly in the equity securities of a limited number of large, high-quality U.S. companies.

Principal Investment Strategies:

The AST T. Rowe Price Large-Cap Growth Portfolio (formerly, the AST AllianceBernstein Large-Cap Growth Portfolio) takes a growth approach to investment selection and normally invests at least 80% of its net assets in the common stocks of large companies. A large company is defined as one whose market cap is larger than the median market cap of companies in the Russell 1000 Growth Index, a widely used benchmark of the largest domestic growth stocks (the median market cap as of December 31, 2004, was $4,366 million, and is subject to change). The market capitalization of the companies in the fund’s portfolio and the Russell index changes over time; the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level. The Sub-advisor generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, the Sub-advisor believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the Portfolio’s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio’s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with the Portfolio’s objectives.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks:

•       The Portfolio is an equity fund, and the primary risk is that the value of the stocks it holds will decline. Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally. These declines can be substantial. Accordingly, loss of money is a risk of investing in each of these Portfolios.

•       The risk to which the Portfolio is subject depends in part on the size of the companies in which it invests. Securities of smaller companies tend to be subject to more abrupt and erratic price movements than securities of larger companies, in part because they may have limited product lines, markets, or financial resources. Market capitalization, which is the total market value of a company’s outstanding stock, is often used to classify companies based on size. Therefore, the AST T. Rowe Price Large-Cap Growth Portfolio, is subject to somewhat less risk than mid-cap funds.

PAST PERFORMANCE

The bar charts show the performance of the Portfolio for each full calendar year the Portfolio has been in operation. The tables below each bar chart show the Portfolio’s best and worst quarters during the periods included in the bar chart, as well as average annual total returns for the Portfolio for one, five, and ten years (or since inception, if shorter). This information provides some indication of the Portfolio’s risks by showing changes in performance from year to year and by comparing the Portfolio’s performance with that of a broad-based securities index. The performance figures do not reflect any charges associated with the variable insurance contracts through which Portfolio shares are purchased; the performance figures would be lower if they did. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a Portfolio will perform in the future.

AST T. Rowe Price LARGE-CAP GROWTH PORTFOLIO*

Best Quarter	Worst Quarter
Up 28.30%, 4th quarter 1999	Down 16.90%, 1st quarter 2001

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 1000 Growth Index
1 year	5.75%	10.87%	6.30%
5 years	-7.86%	-2.30%	-9.29%
Since Inception (5/2/96)	4.21%	9.09%	6.20%

*                    Prior to May 1, 2005, the Portfolio was known as the AST AllianceBernstein Large-Cap Growth Portfolio. Between December 31, 1998 and April 30, 2000, the Portfolio was known as the AST Oppenheimer Large-Cap Growth Portfolio, and OppenheimerFunds, Inc. served as its Sub-advisor. Prior to December 31, 1998, the Portfolio was known as the Robertson Stephens Value + Growth Portfolio, and Robertson Stephens & Company Investment Management, L.P. served as its Sub-advisor.

FEES AND EXPENSES OF THE PORTFOLIO:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Unless otherwise indicated, the expenses shown below are for the year ending December 31, 2004.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	NONE*
Maximum Deferred Sales Charge (Load)	NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE*
Redemption Fees	NONE*
Exchange Fee	NONE*

*       Because shares of the Portfolio may be purchased through variable insurance products, the prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

Portfolio:	Management Fees	Other Expenses(1),(2)	Total Annual Portfolio Operating Expenses
AST T. Rowe Price Large-Cap Growth(3)	0.90	0.23	1.13

(1)          Until November 18, 2004, the Trust had a Distribution Plan under Rule 12b-1 to permit an affiliate of the Trust’s Investment Managers to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio.  The Distribution Plan was terminated effective November 18, 2004. The total annual portfolio operating expenses do not reflect any brokerage commissions paid pursuant to the Distribution Plan prior to the Plan’s termination.

(2)          As noted above, shares of the Portfolios generally are purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included under “Other Expenses.” See this Prospectus under “Management of the Trust — Distribution Plans” for more information.

(3)          The Portfolio’s total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by American Skandia Investment Services, Inc. and Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolio’s actual annual operating expenses were 0.87%

EXPENSE EXAMPLES:

These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in a Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Portfolios’ total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After:
Portfolio:	1 yr.	3 yrs.	5 yrs.	10 yrs.
AST T. Rowe Price Large-Cap Growth	115	359	622	1,375

INVESTMENT OBJECTIVES AND POLICIES:

The investment objective, policies and limitations for the Portfolio are described below. The investment objectives and policies of the Portfolio generally are not fundamental policies and may be changed by the Trustees without shareholder approval.

There can be no assurance that the investment objective of the Portfolio will be achieved.   Risks relating to certain types of securities and instruments in which the Portfolio may invest are described in this Prospectus under “Certain Risk Factors and Investment Methods.”

If approved by the Trustees, the Trust may add more Portfolios and may cease to offer any existing Portfolios in the future.

Investment Objectives and Policies

Investment Objective:   The investment objective of the Portfolio is to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

Because the Portfolio invests primarily in stocks, the Portfolio is subject to the risks associated with stock investments, and the Portfolio’s share price therefore may fluctuate substantially. The Portfolio’s share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). The Portfolio’s focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies. Because the Portfolio invests in a smaller number of securities than many other funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s share price.

Other Investments:

In addition to investing in equity securities, the Portfolio also may:

•  invest up to 20% of its net assets in convertible securities;

•  invest up to 5% of its net assets in rights or warrants;

•  invest up to 15% of its total assets in foreign securities;

•  purchase and sell exchange-traded index options and stock index futures contracts; and

•  write covered exchange-traded call options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to, for all options, 10% of its total assets.

American Depositary Receipts (ADRs) are not considered foreign securities for purposes of the 15% limitation set forth above and may be purchased by the Portfolio.

For additional information on the types of investments other than common stocks in which the Portfolio may invest, see the Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   Although it does not expect to do so ordinarily, when business or financial conditions warrant the Portfolio may assume a temporary defensive position and invest in high-grade, short-term, fixed-income securities (which may include U.S. Government securities) or hold its assets in cash. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

NET ASSET VALUE:

The net asset value per share (“NAV”) of each Portfolio is determined as of the time of the close of regular trading on the New York Stock Exchange (the “NYSE”) (which is normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. NAV is determined by dividing the value of a Portfolio’s total assets, less any liabilities, by the number of total shares of that Portfolio outstanding. In general, the assets of each Portfolio (except the AST Money Market Portfolio) are valued on the basis of market quotations. However, in certain circumstances where market quotations are not readily available or are believed to be inaccurate, assets are valued by methods that are believed to accurately reflect their fair value. The assets of the AST Money Market Portfolio are valued by the amortized cost method, which is intended to approximate market value. Because NAV is calculated and purchases may be made only on business days, and because securities traded on foreign exchanges may trade on other days, the value of a Portfolio’s investments may change on days when shares cannot be purchased or redeemed.

PURCHASE AND REDEMPTION OF SHARES:

Purchases of shares of the Portfolio may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies (“Contractholders”), or by qualified plans. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies. Orders are effected on days on which the NYSE is open for trading. Orders received by the Participating Insurance Company before the regular trading on the NYSE (which is normally 4:00 P.M. Eastern Standard Time) are effected at the NAV determined as of the NYSE close on that same day. Orders received after the NYSE close are effected at the NAV calculated the next business day. Payment for redemptions will be made within seven days after the request is received. The Trust does not assess any transaction or other surrender fees, either when it sells or when it redeems its securities. However, surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. Please refer to the prospectuses for the variable annuity contracts and variable insurance policies for further information on these fees.

As of the date of this Prospectus, American Skandia Life Assurance Corporation (“ASLAC”), Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (collectively, “Prudential Insurance”), and Kemper Investors Life Insurance Company are the only Participating Insurance Companies. Certain conflicts of interest may arise as a result of investment in the Trust by various insurance companies for the benefit of their Contractholders and by various qualified plans. These conflicts could arise because of differences in the tax treatment of the various investors, because of actions of the Participating Insurance Companies and/or the qualified plans, or other reasons. The Trust does not currently expect that any material conflicts of interest will arise. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. Should any conflict arise that would require a substantial amount of assets to be withdrawn from the Trust, orderly portfolio management could be disrupted.

The Trust is part of the group of investment companies advised by PI and/or ASISI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because ASLAC, Prudential Insurance and other insurance companies maintain the individual contract owner accounts for investors in the Trust Portfolios. In particular, each insurance company submits to the Trust transfer agent aggregate orders combining the transactions of many investors, and therefore the Trust and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Trust to communicate in writing to each Participating Insurance Company that the Trust expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by ASLAC and Prudential Insurance on variable contract owners investing in the Portfolios, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. The Trust also employs fair value pricing procedures to deter frequent trading. Finally, the Trust and its transfer agent reserve the right to reject all or a portion of a purchase order from a Participating Insurance Company. If a purchase order is rejected, the purchase amount will be returned to the Participating Insurance Company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Fund or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

MANAGEMENT OF THE TRUST:

Investment Managers:   ASISI, One Corporate Drive, Shelton, Connecticut, has served as Investment Manager to the Trust since 1992, and serves as co-investment manager to a total of 60 investment company portfolios (including the Portfolios of the Trust). ASISI serves as co-manager of the Trust along with Prudential Investments LLC (“PI”) (each an “Investment Manager” and together the “Investment Managers”). PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and also serves as investment manager to the investment companies that comprise the Prudential mutual funds. As co-manager, PI also provides supervision and oversight of ASISI’s investment management responsibilities with respect to the Trust.

The Trust’s Investment Management Agreements, on behalf of each Portfolio, with ASISI and PI, (the “Management Agreements”), provide that the Investment Managers will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers have engaged Sub-advisors to conduct the investment programs of each Portfolio, including the purchase, retention and sale of portfolio securities. The Investment Managers are responsible for monitoring the activities of the Sub-advisors and reporting on such activities to the Trustees. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

The Trust has obtained an exemption from the Securities and Exchange Commission that permits the Investment Managers, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the Sub-advisors by the Investment Managers and the Trustees.

Sub-advisors:   Information about each of the Portfolio’s Sub-advisor is set forth below. The Trust’s Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts that each portfolio manager manages, and ownership of Trust securities by each portfolio manager.

Management of the Trust—Sub-Advisor

T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, serves as the Sub-advisor for the AST T. Rowe Price Large-Cap Growth Portfolio. As of March 31, 2005, T. Rowe Price managed approximately $235.9 billion in assets. Robert W. Sharps is responsible for the day-to-day management of the Portfolio.

Robert Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also the lead Portfolio Manager on the Large-Cap Growth Strategy Team in the Equity Division. Mr. Sharps serves as Executive Vice President and an Investment Advisory Committee member of the Growth Stock Fund. In addition, Mr. Sharps is a Vice President and Investment Advisory Committee member of the Blue Chip Growth Fund, Financial Services Fund, Growth & Income Fund, and New America Growth Fund. He is also a member of the Investment Advisory Committee of the Tax-Efficient Growth Fund. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a B.S., summa cum laude, in Accounting from Towson University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania. Mr. Sharps has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.

Fees and Expenses:

Investment Management Fees.   ASISI receives a fee, payable each month, for the performance of its services. ASISI pays the Sub-advisor a portion of such fee for the performance of the Sub-advisory services at no additional cost to any Portfolio. The Portfolio’s fee is accrued daily for the purposes of determining the sale and redemption price of the Portfolio’s shares. The Portfolio does not pay any fee to PI.

The fees paid to ASISI for the fiscal year ended December 31, 2004, stated as a percentage of the Portfolio’s average daily net assets was 0.90.

Other Expenses.   In addition to Investment Management fees, the Portfolio pays other expenses, including costs incurred in connection with the maintenance of its securities law registrations, printing and mailing prospectuses and statements of additional information to shareholders, certain office and financial accounting services, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings. The Trust may also pay Participating Insurance Companies for printing and delivery of certain documents (including prospectuses, semi-annual and annual reports and any proxy materials) to holders of variable annuity contracts and variable life insurance policies whose assets are invested in the Trust as well as for other services. Currently, each Portfolio pays each Participating Insurance Company 0.10% on assets attributable to that company.

Distribution Plan.   Until November 18, 2004, the Trust utilized a Distribution Plan (the “Distribution Plan”) under Rule 12b-1 under the Investment Company Act of 1940 that permitted American Skandia Marketing, Incorporated (“ASM”) and affiliates of ASISI and PI (the “Distributor”) to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use those commissions to promote the sale of shares of the Portfolios. Under the Distribution Plan, transactions for the purchase and sale of securities for a Portfolio were directed to certain brokers for execution (“clearing brokers”) who agreed to pay part of the brokerage commissions received on these transactions to the Distributor for “introducing” transactions to the clearing broker. In turn, the Distributor used the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers. The Portfolio did not pay any separate fees or charges under the Distribution Plan, and it was expected that the brokerage commissions paid by the Portfolio would not increase as the result of the Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

TAX MATTERS:

The Portfolio intends to distribute substantially all its net investment income. Dividends from investment income are expected to be declared and distributed annually although the Trustees of the Trust may decide to declare dividends at other intervals. Similarly, any net realized long- and short-term capital gains of the Portfolio will be declared and distributed at least annually either during or after the close of the Portfolio’s fiscal year. Distributions will be made to the various separate accounts of the Participating Insurance Companies and to qualified plans (not to holders of variable insurance contracts or to plan participants) in the form of additional shares (not in cash). The result is that the investment performance of the Portfolios, either in the form of dividends or capital gains, will be reflected in the value of the variable contracts or the qualified plans.

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders, and plan participants should consult any applicable plan documents for information on the federal income tax consequences to such participants. In addition, variable contract owners and qualified plan participants may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

The following is a description of certain securities and investment methods that the Portfolio may invest in or use, and certain of the risks associated with such securities and investment methods. The primary investment focus of the Portfolio is described above under “Investment Objective and Policies” and an investor should refer to that section to obtain information about the Portfolio. In general, whether the Portfolio may invest in a specific type of security or use an investment method is described above or in the Trust’s SAI under “Investment Objectives and Policies.” As noted below, however, certain risk factors and investment methods apply to all or most of the Portfolios.

DERIVATIVE INSTRUMENTS:

To the extent permitted by the investment objectives and policies of the Portfolio, the Portfolio may invest in securities and other instruments that are commonly referred to as “derivatives.” For instance, a Portfolio may purchase and write (sell) call and put options on securities, securities indices and foreign currencies, enter into futures contracts and use options on futures contracts, and enter into swap agreements with respect to foreign currencies, interest rates, and securities indices. In general, derivative instruments are securities or other instruments whose value is derived from or related to the value of some other instrument or asset.

There are many types of derivatives and many different ways to use them. Some derivatives and derivative strategies involve very little risk, while others can be extremely risky and can lead to losses in excess of the amount invested in the derivative. A Portfolio may use derivatives to hedge against changes in interest rates, foreign currency exchange rates or securities prices, to generate income, as a low cost method of gaining exposure to a particular securities market without investing directly in those securities, or for other reasons.

The use of these strategies involves certain special risks, including the risk that the price movements of derivative instruments will not correspond exactly with those of the investments from which they are derived. In addition, strategies involving derivative instruments that are intended to reduce the risk of loss can also reduce the opportunity for gain. Furthermore, regulatory requirements for a Portfolio to set aside assets to meet its obligations with respect to derivatives may result in a Portfolio being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Portfolio needing to sell securities at a disadvantageous time. A Portfolio may also be unable to close out its derivatives positions when desired. There is no assurance that a Portfolio will engage in derivative transactions. Certain derivative instruments and some of their risks are described in more detail below.

Options.   Most of the Portfolios may purchase or write (sell) call or put options on securities, financial indices or currencies. The purchaser of an option on a security or currency obtains the right to purchase (in the case of a call option) or sell (in the case of a put option) the security or currency at a specified price within a limited period of time. Upon exercise by the purchaser, the writer (seller) of the option has the obligation to buy or sell the underlying security at the exercise price. An option on a securities index is similar to an option on an individual security, except that the value of the option depends on the value of the securities comprising the index, and all settlements are made in cash.

A Portfolio will pay a premium to the party writing the option when it purchases an option. In order for a call option purchased by a Portfolio to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and other transaction costs. Similarly, in order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and other transaction costs.

Generally, the Portfolios will write call options only if they are covered (i.e., the Portfolio owns the security subject to the option or has the right to acquire it without additional cost or, if additional cash consideration is required, cash or other assets determined to be liquid in such amount are segregated on the Portfolios’ records). By writing a call option, a Portfolio assumes the risk that it may be required to deliver a security for a price lower than its market value at the time the option is exercised. Effectively, a Portfolio that writes a covered call option gives up the opportunity for gain above the exercise price should the market price of the underlying security increase, but retains the risk of loss should the price of the underlying security decline. A Portfolio will write call options in order to obtain a return from the premiums received and will retain the premiums whether or not the options are exercised, which will help offset a decline in the market value of the underlying securities. A Portfolio that writes a put option likewise receives a premium, but assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

A Portfolio may sell an option that it has previously purchased prior to the purchase or sale of the underlying security. Any such sale would result in a gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the option. A Portfolio may terminate an option it has written by entering into a closing purchase transaction in which it purchases an option of the same series as the option written.

Futures Contracts and Related Options.   The Portfolio may enter into financial futures contracts and related options. The seller of a futures contract agrees to sell the securities or currency called for in the contract and the buyer agrees to buy the securities or currency at a specified price at a specified future time. Financial futures contracts may relate to securities indices, interest rates or foreign currencies. Futures contracts are usually settled through net cash payments rather than through actual delivery of the securities underlying the contract. For instance, in a stock index futures contract, the two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value when the contract expires and the price specified in the contract. A Portfolio may use futures contracts to hedge against movements in securities prices, interest rates or currency exchange rates, or as an efficient way to gain exposure to these markets.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract at the exercise price at any time during the life of the option. The writer of the option is required upon exercise to assume the opposite position.

Under regulations of the Commodity Futures Trading Commission (“CFTC”), no Portfolio will:

(i)    purchase or sell futures or options on futures contracts or stock indices for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of each Portfolio’s net assets; and

(ii)   enter into any futures contracts if the aggregate amount of that Portfolio’s commitments under outstanding futures contracts positions would exceed the market value of its total assets.

Risks of Options and Futures Contracts.   Options and futures contracts can be highly volatile and their use can reduce a Portfolio’s performance. Successful use of these strategies requires the ability to predict future movements in securities prices, interest rates, currency exchange rates, and other economic factors. If a Sub-advisor seeks to protect a Portfolio against potential adverse movements in the relevant financial markets using these instruments, and such markets do not move in the predicted direction, the Portfolio could be left in a less favorable position than if such strategies had not been used. A Portfolio’s potential losses from the use of futures extends beyond its initial investment in such contracts.

Among the other risks inherent in the use of options and futures are (a) the risk of imperfect correlation between the price of options and futures and the prices of the securities or currencies to which they relate, (b) the fact that skills needed to use these strategies are different from those needed to select portfolio securities and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. With respect to options on stock indices and stock index futures, the risk of imperfect correlation increases the more the holdings of the Portfolio differ from the composition of the relevant index. These instruments may not have a liquid secondary market. Option positions established in the over-the-counter market may be particularly illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

FOREIGN SECURITIES:

Investments in securities of foreign issuers may involve risks that are not present with domestic investments. While investments in foreign securities can reduce risk by providing further diversification, such investments involve “sovereign risks” in addition to the credit and market risks to which securities generally are subject. Sovereign risks includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In some countries, there may also be the possibility of expropriation or confiscatory taxation, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Further, it may be more difficult for the Trust’s agents to keep currently informed about corporate actions and decisions that may affect the price of portfolio securities. Brokerage commissions on foreign securities exchanges, which may be fixed, may be higher than in the United States. Settlement of transactions in some foreign markets may be less frequent or less reliable than in the United States, which could affect the liquidity of investments. For example, securities that are traded in foreign markets may trade on days (such as Saturday or Holidays) when a Portfolio does not compute its price or accept purchase or redemption orders. As a result, a shareholder may not be able to act on developments taking place in foreign countries as they occur.

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and International Depositary Receipts (“IDRs”).   ADRs are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer. ADRs generally are publicly traded in the United States. ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation. EDRs, GDRs and IDRs are receipts similar to ADRs that typically trade in countries other than the United States.

Depositary receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts. In unsponsored programs, the issuer may not be directly involved in the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

Developing Countries.   Although none of the Portfolios invest primarily in securities of issuers in developing countries, many of the Funds may invest in these securities to some degree. Many of the risks described above with respect to investing in foreign issuers are accentuated when the issuers are located in developing countries. Developing countries may be politically and/or economically unstable, and the securities markets in those countries may be less liquid or subject to inadequate government regulation and supervision. Developing countries have often experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in these countries to decline. Securities of issuers in developing countries may be more volatile and, in the case of debt securities, more uncertain as to payment of interest and principal. Investments in developing countries may include securities created through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.

Currency Fluctuations.   Investments in foreign securities may be denominated in foreign currencies. The value of a Portfolio’s investments denominated in foreign currencies may be affected, favorably or unfavorably, by exchange rates and exchange control regulations. A Portfolio’s share price may, therefore, also be affected by changes in currency exchange rates. Foreign currency exchange rates generally are determined by the forces of supply and demand in foreign exchange markets, including perceptions of the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors. Currency exchange rates also can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. In addition, a Portfolio may incur costs in connection with conversions between various currencies.

Foreign Currency Transactions.   A Portfolio that invests in securities denominated in foreign currencies will need to engage in foreign currency exchange transactions. Such transactions may occur on a “spot” basis at the exchange rate prevailing at the time of the transaction. Alternatively, a Portfolio may enter into forward foreign currency exchange contracts. A forward contract involves an obligation to purchase or sell a specified currency at a specified future date at a price set at the time of the contract. A Portfolio may enter into a forward contract to increase exposure to a foreign currency when it wishes to “lock in” the U.S. dollar price of a security it expects to or is obligated to purchase or sell in the future. This practice may be referred to as “transaction hedging.” In addition, when a Portfolio’s Sub-advisor believes that the currency of a particular country may suffer or enjoy a significant movement compared to another currency, the Portfolio may enter into a forward contract to sell or buy the first foreign currency (or a currency that acts as a proxy for such currency). This practice may be referred to as “portfolio hedging.” In any event, the precise matching of the forward contract amounts and the value of the securities involved generally will not be possible. No Portfolio will enter into a forward contract if it would be obligated to sell an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in or exposed to that currency, or will sell an amount of proxy currency in excess of the value of securities denominated in or exposed to the related currency unless open positions in forwards used for non-hedging purposes are covered by the segregation on the Portfolios’ records of assets determined to be liquid and marked to market daily. The effect of entering into a forward contract on a Portfolio’s share price will be similar to selling securities denominated in one currency and purchasing securities denominated in another. Although a forward contract may reduce a Portfolio’s losses on securities denominated in foreign currency, it may also reduce the potential for gain on the securities if the currency’s value moves in a direction not anticipated by the Sub-advisor. In addition, foreign currency hedging may entail significant transaction costs.

COMMON AND PREFERRED STOCKS:

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company’s income for purposes of receiving dividend payments and on the company’s assets in the event of liquidation. (Some of the Sub-advisors consider preferred stocks to be equity securities for purposes of the various Portfolios’ investment policies and restrictions, while others consider them fixed income securities.) After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

FIXED INCOME SECURITIES:

Most of the Portfolios, including the Portfolios that invest primarily in equity securities, may invest to some degree in bonds, notes, debentures and other obligations of corporations and governments. Fixed-income securities are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest and principal payments as they come due. The ratings given a security by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”), which are described in detail in the Appendix to the Trust’s SAI, provide a generally useful guide as to such credit risk. The lower the rating, the greater the credit risk the rating service perceives to exist with respect to the security. Increasing the amount of Portfolio assets invested in lower-rated securities generally will increase the Portfolio’s income, but also will increase the credit risk to which the Portfolio is subject. Market risk relates to the fact that the prices of fixed income securities generally will be affected by changes in the level of interest rates in the markets generally. An increase in interest rates will tend to reduce the prices of such securities, while a decline in interest rates will tend to increase their prices. In general, the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

Lower-Rated Fixed Income Securities.   Lower-rated high-yield bonds (commonly known as “junk bonds”) are those that are rated lower than the four highest categories by a nationally recognized statistical rating organization (for example, lower than Baa by Moody’s or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the Sub-advisor. Lower-rated bonds are generally considered to be high risk investments as they are subject to greater credit risk than higher-rated bonds. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated high-yield bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. Because the risk of default is higher in lower-rated bonds, a Sub-advisor’s research and analysis tend to be very important ingredients in the selection of these bonds. In addition, the exercise by an issuer of redemption or call provisions that are common in lower-rated bonds may result in their replacement by lower yielding bonds.

Bonds rated in the four highest ratings categories are frequently referred to as “investment grade.” However, bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

MORTGAGE-BACKED SECURITIES:

Mortgage-backed securities are securities representing interests in “pools” of mortgage loans on residential or commercial real property and that generally provide for monthly payments of both interest and principal, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans (net of fees paid to the issuer or guarantor of the securities). Mortgage-backed securities are frequently issued by U.S. Government agencies or Government-sponsored enterprises, and payments of interest and principal on these securities (but not their market prices) may be guaranteed by the full faith and credit of the U.S. Government or by the agency only, or may be supported by the issuer’s ability to borrow from the U.S. Treasury. Mortgage-backed securities created by non-governmental issuers may be supported by various forms of insurance or guarantees.

Like other fixed-income securities, the value of a mortgage-backed security will generally decline when interest rates rise. However, when interest rates are declining, their value may not increase as much as other fixed-income securities, because early repayments of principal on the underlying mortgages (arising, for example, from sale of the underlying property, refinancing, or foreclosure) may serve to reduce the remaining life of the security. If a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments on some mortgage-backed securities may necessitate that a Portfolio find other investments, which, because of intervening market changes, will often offer a lower rate of return. In addition, the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

Collateralized Mortgage Obligations (CMOs).   CMOs are a type of mortgage pass-through security that are typically issued in multiple series with each series having a different maturity. Principal and interest payments from the underlying collateral are first used to pay the principal on the series with the shortest maturity; in turn, the remaining series are paid in order of their maturities. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

Stripped Mortgage-Backed Securities.   Stripped mortgage-backed securities are mortgage pass-through securities that have been divided into interest and principal components. “IOs” (interest only securities) receive the interest payments on the underlying mortgages while “POs” (principal only securities) receive the principal payments. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in an IO class of a stripped mortgage-backed security may fail to recoup fully its initial investment, even if the IO class is highly rated or is derived from a security guaranteed by the U.S. Government. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security. Unlike other fixed-income and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

Asset-backed securities conceptually are similar to mortgage pass-through securities, but they are secured by and payable from payments on assets such as credit card, automobile or trade loans, rather than mortgages. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support or enhancement provided. In addition, asset-backed securities involve prepayment risks that are similar in nature to those of mortgage pass-through securities.

CONVERTIBLE SECURITIES AND WARRANTS:

Certain of the Portfolios may invest in convertible securities. Convertible securities are bonds, notes, debentures and preferred stocks that may be converted into or exchanged for shares of common stock. Many convertible securities are rated below investment grade because they fall below ordinary debt securities in order of preference or priority on the issuer’s balance sheet. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Frequently, convertible securities are callable by the issuer, meaning that the issuer may force conversion before the holder would otherwise choose.

Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants. The value of warrants may fluctuate more than the value of the securities underlying the warrants. A warrant will expire without value if the rights under such warrant are not exercised prior to its expiration date.

ILLIQUID AND RESTRICTED SECURITIES:

Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, and well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Sub-advisor under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

Each Portfolio may enter into repurchase agreements. Repurchase agreements are agreements by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements must be fully collateralized and can be entered into only with well-established banks and broker-dealers that have been deemed creditworthy by the Sub-advisor. The AST Goldman Sachs High Yield Portfolio may enter into repurchase agreements collateralized by securities issued by foreign governments. Repurchase transactions are intended to be short-term transactions, usually with the seller repurchasing the securities within seven days. Repurchase agreements that mature in more than seven days are subject to a Portfolio’s limit on illiquid securities.

A Portfolio that enters into a repurchase agreement may lose money in the event that the other party defaults on its obligation and the Portfolio is delayed or prevented from disposing of the collateral. A Portfolio also might incur a loss if the value of the collateral declines, and it might incur costs in selling the collateral or asserting its legal rights under the agreement. If a defaulting seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

BORROWING:

Each Portfolio may borrow money from banks or broker/dealers. Each Portfolio’s borrowings are limited so that immediately after such borrowing the value of the Portfolio’s assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Portfolio, for any reason, have borrowings that do not meet the above test, such Portfolio must reduce such borrowings so as to meet the necessary test within three business days. Certain Portfolios will not purchase securities when outstanding borrowings are greater than 5% of the Portfolio’s total assets. If a Portfolio borrows money, its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

Each Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or others (collectively, a “Borrower”) for the purpose of realizing additional income. Voting rights on loaned securities typically pass to the borrower, although a Portfolio has the right to terminate a securities loan, usually within three business days, in order to vote on significant matters or for other reasons. All securities loans will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies at least equal in value to the market value of the loaned securities. Any cash collateral received by a Portfolio in connection with such loans normally will be invested in short-term instruments, which may not be immediately liquid under certain circumstances. Any losses resulting from the investment of cash collateral would be borne by the lending Portfolio. The Portfolio could also suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of a Borrower’s default. These events could trigger adverse tax consequences to a Portfolio. Lending securities involves certain other risks, including the risk that the Portfolio will be delayed or prevented from recovering the collateral if the borrower fails to timely return a loaned security and the risk that an increase in interest rates may result in unprofitable securities loans made to Borrowers.

OTHER INVESTMENT COMPANIES:

Investments of Uninvested Cash.   The Trust has made arrangements with certain unaffiliated money market mutual funds so that the Sub-advisors for the various Portfolios can “sweep” excess cash balances of the Portfolios to those funds for temporary investment purposes. Under the Investment Company Act of 1940, as amended, a Portfolio’s investment in such unaffiliated money market mutual funds is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of a Portfolio’s total assets with respect to any one investment company; and (c) 10% of a Portfolio’s total assets in the aggregate. Certain Sub-advisors may invest Portfolio assets in money market funds that they advise or in other investment companies after obtaining appropriate exemptive relief from certain provisions of the Act. Pursuant to an exemptive order issued by the Commission, the Sub-advisors can also “sweep” excess cash balances of the Portfolios to one or more affiliated money market mutual funds or short-term bond funds for temporary investment purposes, so long as no more than 25% of a Portfolio’s total assets are invested in shares of an affiliated money market mutual fund or short-term bond fund.

Investments in Other Investment Companies.   Investments by the Portfolios in other investment companies will result in an additional layer of fees for Portfolio shareholders. The additional layer of fees is charged to the Portfolios in their capacity as a shareholder in the other investment company. Under the Investment Company Act of 1940, as amended, a Portfolio’s investment in other investment companies is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the Portfolio’s total assets with respect to any one investment company; and (c) 10% of the Portfolio’s total assets in the aggregate.

EXCHANGE-TRADED FUNDS (ETFs):

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. Consistent with their respective investment objectives and when otherwise permissible, the various portfolios could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees which increase their costs.

INITIAL PUBLIC OFFERINGS:

Certain Portfolios may participate in the initial public offering (“IPO”) market, and a portion of a Portfolio’s returns may be attributable to Portfolio investments in IPOs. There is no guarantee that as a Portfolio’s assets grow it will be able to experience significant improvement in performance by investing in IPOs. A Portfolio’s purchase of shares issued as part of, or a short period after, companies’ IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

DISCLOSURE OF PORTFOLIO HOLDINGS:

A description of the Trust’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Trust’s Statement of Additional Information and on the Trust’s website at www.americanskandia.prudential.com. The Trust will provide a full list of each Portfolio’s portfolio holdings as of the end of the fiscal quarter on its website within 60 days after the end of its fiscal quarter. In addition, the Trust may release each Portfolio’s top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Trust’s website no earlier than 15 days after the end of each month. These postings can be located at www.americanskandia.prudential.com

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AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

			Increase (Decrease) from Investment Operations			Less Distributions
		Net Asset	Net	Net
		Value	Investment	Realized &	Total from	From Net	From Net
	Period	Beginning	Income	Unrealized	Investment	Investment	Realized	Total
Portfolio	Ended	of Period	(Loss)	Gain (Loss)	Operations	Income	Gains	Distributions
AST T. Rowe Price Large-Cap	12/31/04	$ 8.35	$ (0.01)	$ 0.49	$ 0.48	$ —	$ —	$ —
Growth	12/31/03	6.75	(0.01)	1.61	1.60	—	—	—
	12/31/02	9.78	(0.03)	(3.00)	(3.03)	—	—	—
	12/31/01	15.15	(0.02)	(1.93)	(1.95)	—	(3.42)	(3.42)
	12/31/00	18.95	—	(2.24)	(2.24)	—	(1.56)	(1.56)

(1)                 Annualized for periods less than one year.

*                    Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.

See Notes to Financial Statements.

F-1

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset				After Advisory	Before Advisory	Ratio of Net
Value		Net Assets at	Portfolio	Fee Waiver	Fee Waiver	Investment Income
End	Total	End of Period	Turnover	and Expense	and Expense	(Loss) to Average
of Period	Return**	(in 000's)	Rate	Reimbursement	Reimbursement	Net Assets
$ 8.83	5.75%	$ 258,135	95%	1.14%	1.17%	(0.07%)
8.35	23.70%	237,056	63%	1.16%	1.16%	(0.14%)
6.75	(30.98%)	240,490	59%	1.13%	1.13%	(0.31%)
9.78	(14.72%)	452,984	106%	1.13%	1.13%	(0.22%)
15.15	(13.74%)	467,362	135%	1.16%	1.16%	(0.46%)

F-2

NOTES

Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484
Investment Managers
American Skandia Investment Services, Incorporated	Prudential Investments LLC
One Corporate Drive	Gateway Center Three, 100 Mulberry Street
Shelton, CT 06484	Newark, NJ 07102
Sub-Advisor
T. Rowe Price Associates, Inc.
Custodian
PFPC Trust Company
400 Bellevue Parkway
Wilmington, DE 19809
Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809
Independent Registered Public Accounting Firm
KPMG LLP
757 Third Avenue
New York, NY 10017
Legal Counsel	Counsel to the Independent Trustees
Goodwin Procter LLP	Bell, Boyd & Lloyd LLC
901 New York Avenue, N.W.	70 West Madison Street
Washington, D.C. 20001	Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 752-6342 or by writing to the American Skandia Trust at One Corporate Drive, Shelton, Connecticut 06484.

Additional information about the Portfolio is included in a Statement of Additional Information, as supplemented and amended to date, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number.

Delivery of Prospectus and other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and wish to revoke this consent or otherwise would prefer to continue to receive your own copy, you should call 1-800-SKANDIA or write to “American Skandia Trust, c/o American Skandia Life Assurance Corporation.” at P.O. Box 7038, Bridgeport, CT 06601-9642. The Trust will begin sending individual copies to you within thirty days of receipt of revocation.

The information in the Trust’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Trust is available on the EDGAR database on the Commission’s Internet site at http://www.sec.gov.

Investment Company Act File No. 811-5186